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                                                                  EXHIBIT 10(f)
                       HERITAGE FINANCIAL SERVICES, INC.
                AMENDMENT #1 TO 1995 DEFERRED COMPENSATION TRUST

     THIS AMENDMENT #1 ("Amendment") to Trust Agreement dated January 19, 1995 (the "Agreement") is made as of the 19th day of November, 1996, by Heritage Financial Services, Inc., an Illinois corporation ("Heritage"), and Dominick J. Velo, as trustee (the "Trustee").

                                WITNESSETH THAT:

     WHEREAS, as of January 19, 1995, Heritage established certain benefits under the Employment Agreements of Richard T. Wojcik, Frederick J. Sampias, Ronald P. Groebe and Paul A. Eckroth and under the Employment Termination Benefits Agreements of Ramesh L. Ajwani, John E. Barry, Susan G. Peterson and Albert A. Stroka, which benefits were to become payable in the event of termination of employment by Heritage after a change of control, and the totality of such benefits for each one of those eight named individuals were described in the Agreement as a "Plan" and collectively as the "Plans".

     WHEREAS, as of January 19, 1995, Heritage and the Trustee entered into the Agreement and thereby established a trust for the purpose of providing a method for the orderly funding and payment of benefits payable under the Plans.

     WHEREAS, since the establishment of the Plans and the aforesaid trust, the Employment Termination Benefits Agreements of Ramesh L. Ajwani, Susan G. Peterson and Albert A. Stroka have been amended.

     WHEREAS, as a result of the foregoing, it is desirable to amend the Agreement.

     NOW, THEREFORE, in consideration of the mutual undertakings of the parties hereto, IT IS AGREED by Heritage and the Trustee, that the Agreement shall be and hereby is amended as follows:

     Appendix A to the Agreement is hereby amended to read in its entirety as set forth on the Appendix A which is attached to, and made a part of, this Amendment.

     IN WITNESS WHEREOF, Heritage and the Trustee have caused this Amendment to be executed on their behalf as of the Amendment date indicated above.

HERITAGE FINANCIAL
SERVICES, INC.



By   /s/ Frederick J. Sampias      /s/ Dominick J. Velo , Trustee
     ------------------------      -----------------------------------
         Its President             Dominick J. Velo, Trustee

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APPENDIX A--HERITAGE FINANCIAL SERVICES, INC. TRUST UNDER PLAN(S)


     Individual                             Name of "Plan"
--------------------                       ----------------

Richard T. Wojcik     Amended and Restated Employment Agreement of Richard T.
                      Wojcik dated as of January 19, 1995, including particularly Sections 6, 7 and 8.(1)

Frederick J. Sampias  Amended and Restated Employment Agreement of Frederick J.
                      Sampias dated as of January 19, 1995, including particularly Sections 6, 7 and 8.(1)

Ronald P. Groebe      Amended and Restated Employment Agreement of Ronald P.
                      Groebe dated as of January 19, 1995, including particularly Sections 6, 7 and 8.(1)

Paul A. Eckroth       Amended and Restated Employment Agreement of Paul A.
                      Eckroth dated as of January 19, 1995, including particularly Sections 6, 7, and 8.(1)

John E. Barry         Amended and Restated Employment Termination Benefits
                      Agreement of John E. Barry dated as of January 19, 1995, including particularly Sections 2, 3, 4 and 5.(1)

Ramesh L. Ajwani      Amended and Restated Limited Employment Termination
                      Benefits Agreement of Ramesh L. Ajwani dated as of
                      January 19, 1995 (2), including particularly Sections 2,
                      3, 4 and 5.(1)

Susan G. Peterson     Amended and Restated Limited Employment Termination
                      Benefits Agreement of Susan G. Peterson dated as of
                      January 19, 1995 (2), including particularly Sections 2,
                      3, 4 and 5.(1)

Albert A. Stroka      Amended and Restated Limited Employment Termination
                      Benefits Agreement of Albert A. Stroka dated as of
                      January 19, 1995 (2), including particularly Sections 2,
                      3, 4 and 5.(1)
__________________
(1) and those Sections and provisions which are related to the listed Sections.
(2) and amended as of November 19, 1996.